UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: December 2, 2013

(Date of earliest event reported)

US Ecology, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-11688	95-3889638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

251 E. Front St., Suite 400 Boise, ID	83702
(Address of principal executive offices)	(Zip Code)

(208) 331-8400

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On December 2, 2013, US Ecology, Inc. issued a press release announcing revised earnings guidance for 2013 and providing a preliminary outlook for 2014. A copy of the press release is attached as Exhibit 99.1 to this report and incorporated by reference herein.

Item 9.01 – Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 2, 2013

Signatures

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

US ECOLOGY, INC.

Date: December 2, 2013	By:	/s/ Eric L. Gerratt
Eric L. Gerratt
Executive Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated December 2, 2013